UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2003

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-0959 (Commission File Number)	33-0475989 (IRS Employer Identification No.)

15326 Alton Parkway
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.    Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12 in accordance with Final Rule 33-8216.

On April 28, 2003, Standard Pacific Corp. issued a press release announcing financial results for the quarter ended March 31, 2003 (the “Press Release”). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

The financial presentation in the Press Release contains “EBITDA”, a non-GAAP financial measure. Management believes the presentation of this non-GAAP financial measure provides useful information to our investors regarding our financial condition and results of operations because “EBITDA” is (i) a useful measure of profitability and financial indicator of a company’s ability to service debt and (ii) is used in covenants in our revolving credit facility and our public senior and senior subordinated notes. The Press Release also contains a reconciliation of Net Income to “EBITDA”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 28, 2003

STANDARD PACIFIC CORP.

By:	/s/ CLAY A. HALVORSEN
Name: Clay A. Halvorsen
Its: Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release reporting first quarter earnings for the period ended March 31, 2003.

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